Exhibit 10.11

CONSENT AND WAIVER TO CREDIT AGREEMENT

CONSENT AND WAIVER (this “Consent and Waiver”), dated as of October 22, 2014, by and among HC2 Holdings, Inc., a Delaware corporation (the “Borrower”), for purposes of Section 7 below, the Subsidiary Guarantors, the Lenders and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Subsidiary Guarantors, Lenders and Agent are parties to that certain Credit Agreement, dated as of September 22, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower proposes to cause Schuff International, Inc., a Delaware corporation and a subsidiary of the Borrower (“Schuff), to incur up to Fifteen Million Dollars ($15,000,000) of additional Indebtedness in order to fund the acquisition of inventory and machinery in connection with “Project Tiger” pursuant to one or more amendments to that certain Second Amended and Restated Credit and Security Agreement, dated August 14, 2014 (as amended from time to time, the “Schuff Credit Agreement”), between Schuff, certain subsidiaries of Schuff a party thereto and Wells Fargo Credit, Inc., a Minnesota corporation (the issuance of additional Indebtedness, incurrence of any related liens, acquisition of inventory and machinery and any amendments to the Schuff Credit Agreement, together, “Transactions”); and

WHEREAS, Agent and Lenders party hereto are willing, on the terms and subject to the conditions set forth below, to consent to all consents, amendments, modifications and agreements set forth by this Consent and Waiver.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, and notwithstanding anything to the contrary herein or in any Loan Document, the Agent and each Lender party hereto hereby consent to the Transactions (the “Consent”). The foregoing Consent shall not be deemed to be a consent to any other action or transaction or to establish a custom or course of dealing among the Borrower, the Agent or any Lender, or any of them. Except as specifically set forth herein, the Agent and the Lenders reserve all of their respective rights and remedies under this Agreement, the Credit Agreement and the Loan Documents.

3. Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Agent and each Lender hereby, waive compliance by the Borrower with

Section 2.10(f)(i) of the Credit Agreement with respect to the Net Cash Proceeds of the Indebtedness incurred by Schuff pursuant to the Schuff Credit Agreement (the “Waiver”). The foregoing Waiver shall not be deemed to be a waiver of any other action or transaction or to establish a custom or course of dealing among the Borrower, the Agent or any Lender, or any of them. Except as specifically set forth herein, the Agent and the Lenders reserve all of their respective rights and remedies under this Consent and Waiver, the Credit Agreement and the Loan Documents.

4. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(i) each of the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects (except for those representations and warranties that are already qualified by materiality, which shall be true and correct in all respects) on and as of the date hereof, in each case before and after giving effect this Consent and Waiver (except to the extent made as of a specific date, then only as of such specific date);

(ii) the Borrower has all necessary corporate power and authority to enter into this Consent and Waiver and has taken all corporate actions required to authorize the Borrower’s execution, delivery and performance of this Consent and Waiver and the consummation of the Transactions. This Consent and Waiver has been duly executed and delivered by the Borrower, and the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law. The execution, delivery and performance by the Borrower of this Consent and Waiver and the Transactions by Schuff will not (i) violate (A) any provision of its organizational documents; (B) any provision of law or any governmental rule or regulation applicable to the Borrower; (C) any order of any court or Governmental Authority binding on the Borrower; or (D) any indenture, instrument, agreement, or other document binding upon the Borrower or its property or to which the Borrower or its property is subject, or give rise to a right thereunder to require any payment to be made by the Borrower or (ii) be in conflict with, result in a breach of or constitute (with due notice, lapse of time or both) a default under any such indenture, instrument or other agreement, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of the Borrower, other than as permitted by the Credit Agreement;

(iii) as of the date hereof and immediately after giving effect to this Consent and Waiver, no Default or Event of Default has occurred and is continuing; and

(iv) no registration with, consent or approval of, or other action by, any Governmental Authority or any other Person (other than Lenders) is required in connection with the execution, delivery and performance of this Consent and Waiver and each of the Transactions by the Borrower, except those as have been obtained or made and are in full force and effect.

5. Limited Effect. Except as expressly amended and consented to hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. The Borrower hereby ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents to the extent the Borrower is a party thereto, and the liens and security interests granted, created and perfected thereby. This Consent and Waiver shall not constitute a modification of the Credit Agreement, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Consent and Waiver contains the entire agreement among the Borrower and Lenders contemplated by this Consent and Waiver. The Borrower has no knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Except for actions for which there has been given express consent in the foregoing consent, Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Consent and Waiver is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

6. Conditions of Effectiveness. The effectiveness of this Consent and Waiver is subject to the truth and accuracy of the representations set forth in Section 4, receipt by Agent of the items referred to in paragraph (a) below (which shall be in form and substance satisfactory to Agent):

(a) Agent shall have received counterparts of this Consent and Waiver duly executed by Borrower, the other Agent and Required Lenders;

7. Acknowledgement. (a) Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Consent and Waiver and consents to any provision of the Credit Agreement effected pursuant to this Consent and Waiver. Each Subsidiary Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

(b) Each Subsidiary Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Consent and Waiver. Each Subsidiary Guarantor represents and warrants that all representations and warranties as to itself contained in the Credit Agreement and the other Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

8. GOVERNING LAW. THIS CONSENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. Counterparts. This Consent and Waiver may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Consent and Waiver by facsimile, email or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

10. RELEASE. IN CONSIDERATION OF THE CONSENT CONTAINED HEREIN THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE BORROWER HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT, COLLATERAL AGENT, LENDERS AND EACH OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH THE BORROWER MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY (COLLECTIVELY, “CLAIMS”). THE BORROWER REPRESENTS AND WARRANTS TO ADMINISTRATIVE AGENT, COLLATERAL AGENT AND LENDERS THAT IT HAS NOT GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE.

11. Expenses. The Borrower agrees to pay on demand all reasonable, out-of-pocket costs and expenses in connection with the preparation, execution and delivery of this Consent and Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, charges and disbursements of one counsel for each Agent with respect thereto and with respect to advising such Agent as to its rights and responsibilities hereunder and thereunder.

12. Severability. In case any provision of or obligation under this Consent and Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

13. Headings. Headings and captions used in this Consent and Waiver are included for convenience of reference only and shall not be given any substantive effect.

11. Conflicts. In the event of any conflict between the terms of this Consent and Waiver and the terms of the Credit Agreement or any of the other Loan Documents, the terms of this Consent and Waiver shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HC2 Holdings, Inc., as Borrower

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

PTGi International Holding Inc., as a Subsidiary
Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

PTGi International, Inc., as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

Arbinet Corporation, as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

HC2 Holdings 2, Inc., as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

HC2 Tech Ventures, LLC as a Subsidiary Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

[Signature Page to Waiver]

HC2 Investment Securities Inc., as a Subsidiary
Guarantor

By	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Chief Operating Officer

[Signature Page to Waiver]

JEFFERIES FINANCE LLC, as Lender, Administrative Agent and Collateral Agent

By	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to Waiver]